-------------------------------
BAT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999
================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--118.5%
                 MORTGAGE PASS-THROUGHS
         $ 7     Federal National Mortgage Association,
                   9.50%, 7/1/20 ..................................    $  7,379
                                                                     ----------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--8.7%
        1,671    Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage Participation
                   Certificates, Series 1601,
                   Class 1601-SD, 10/15/08 ........................   1,674,219
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        1,341@     Trust 1992-43, Class 43-E,
                     4/25/22 ......................................   1,333,978
        3,328@     Trust 1992-129, Class 129-J,
                     7/25/20 ......................................   3,159,765
        1,444      Trust 1993-193, Class 193-E,
                     9/25/23 ......................................     668,312
          728      Trust 1994-72, Class 72-L,
                     4/25/24 ......................................     719,497
                                                                     ----------
                                                                      7,555,771
                                                                     ----------

                 ADJUSTABLE & INVERSE FLOATING RATE
                 MORTGAGES--6.3%
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        2,305      Trust 1993-209, Class 209-SG,
                     8/25/08 ......................................   2,106,154
          704      Trust 1993-212, Class 212-SA,
                     11/25/08 .....................................     600,648
          256      Trust 1994-37, Class 37-SC,
                     3/25/24 ......................................     248,487
AAA     2,635    Sears Mortgage Securities Corp.,
                   Series 1993-7, Class 7-S3,
                     4/25/08 ......................................   2,532,879
                                                                     ----------
                                                                      5,488,168
                                                                     ----------

                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--18.6%
A+     28,125    Credit Suisse First Boston
                   Mortgage Securities Corp.,
                   Series 1997-C1, Class AX,
                     6/20/29** ....................................   2,318,373

                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage Participation
                   Certificates,
        1,500      Series 1543, Class 1543-VU,
                     4/15/23 ......................................     323,049
        3,643      Series 1588, Class 1588-PM,
                     9/15/22 ......................................     441,343
        4,082      Series 2154, Class 2154-PF,
                     4/15/21 ......................................     803,653
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        2,500      Trust 1993-163, Class 163-PH,
                     3/25/22 ......................................     424,400
        6,497      Trust 1993-194, Class 194-PV,
                     6/25/08 ......................................     625,377
        1,934@     Trust 1993-214, Class 214-SL,
                     12/25/08 .....................................   1,702,102
        2,032      Trust 1993-223, Class 223-PT,
                     10/25/23 .....................................     251,505
        2,500      Trust 1997-50, Class 50-HK,
                     8/25/27 ......................................     786,790
        6,755      Trust 1997-84, Class 84-PJ,
                     1/25/08 ......................................   1,420,590
        3,082      Trust 1998-44, Class 44-JI,
                     8/20/17 ......................................     341,853
        3,342      Trust 1998-62, Class 62-EI,
                     11/25/28 .....................................     546,423
AAA    19,632    First Union-Lehman Brothers-Bank
                   of America, Series 1998-C2,
                     Class IO, 5/18/28 ............................     756,666
                 Government National Mortgage
                   Association,
        2,307      Trust 1998-24, Class 24-IB,
                     5/20/23 ......................................     530,637
        2,974      Trust 1999-17, Class 17-PF,
                     10/16/25 .....................................     644,068
AAA    11,722    Merrill Lynch Mortgage Investors, Inc.,
                   Series 1997-C2, Class IO,
                     12/10/29 .....................................     761,058
AAA    15,509    Morgan (J.P.) Commercial Mortgage
                   Finance Corp.,
                   Series 1997-C5, Class X,
                     9/15/29 ** ...................................   1,091,965
AAA     3,468    Morgan Stanley Capital 1, Inc.,
                   Series 1997-HF1, Class HF1-X,
                     6/15/17 ** ...................................     256,848
                 Residential Funding Mortgage
                   Securities, Inc.,
AAA    33,835      Series 1998-S19,
                     Class A8, 8/25/28 ............................     269,619
AAA   135,000      Series 1999-S14, Class A5B,
                     7/25/29 ......................................   1,919,531
                                                                     ----------
                                                                     16,215,850
                                                                     ----------
See Notes to Financial Statements.

================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--1.4%
                 COLLATERALIZED MORTGAGE OBLIGATION TRUST,
AAA    $  529      Trust 26, Class A, 4/23/17 .....................  $  436,242
AAA        44      Trust 29, Class A, 5/23/17 .....................      34,110
          230    Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage Participation
                   Certificates,
                   Series 1946, Class 1946-N,
                     10/15/08 .....................................     171,586
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        1,406      Trust 1993-225, Class 225-ME,
                     11/25/23 .....................................     492,100
          102      Trust 1997-85, Class 85-LE,
                     10/25/23 .....................................      63,359
                                                                     ----------
                                                                      1,197,397
                                                                     ----------

                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--8.5%
Aaa     1,000    Deutsche Mortgage and Asset
                   Receiving Corp.,
                   Series 1998-C1, Class A2,
                     6.54%, 2/15/08 ...............................     932,015
BBB     1,000    DLJ Mortgage Acceptance Corp.,
                   Series 1997-CF1,
                     7.91%, 4/15/07 ** ............................     917,860
AAA     1,000    Goldman Sachs Mortgage Securities
                   Corp., Series 1996-PL, Class A2,
                     7.41%, 2/15/27 ...............................     981,450
                 Merrill Lynch Mortgage Investors, Inc.,
BBB     1,000      Series 1995-C1, Class D,
                     7.92%, 5/25/15 ...............................     982,211
BBB       500      Series 1996-C1, Class D,
                     7.42%,4/25/28 ................................     473,001
AAA       350    Mortgage Capital Funding, Inc.,
                   Series 1998-MC2, Class A2,
                     6.42%, 5/18/08 ...............................     326,001
AAA       441      Series 1998-MC3, Class A1,
                     6.00%,11/18/31 ...............................     416,366
AAA     2,000    New York City Mortgage Loan Trust,
                   Multifamily,
                   Series 1996, Class A-2,
                     6.75%, 6/25/11 ** ............................   1,876,875
AAA       500    Structured Asset Securities Corp.,
                   Series 1996-CFL, Class B,
                     6.30%, 2/25/28 ...............................     497,500
                                                                     ----------
                                                                      7,403,279
                                                                     ----------

                 ASSET-BACKED SECURITIES--2.3%
AAA       800    Chase Credit Card Master Trust,
                   Series 1997-5, Class A,
                     6.19%, 8/15/05 ...............................     782,795
NR        421    Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1,
                     7.33%, 3/15/06**/*** .........................     126,265
AAA       904    Pegasus Aviation Lease Securitization,
                   Series 1999-1,  Class A-1,
                     6.30%, 3/25/29 ** ............................     870,536
NR        899    Structured Mortgage Asset
                   Residential Trust,
                   Series 1997-3,
                     8.57%, 4/15/06@@/*** .........................     197,842
                                                                     ----------
                                                                      1,977,438
                                                                     ----------

                 U.S GOVERNMENT AND AGENCY
                 SECURITIES--2.4%
        1,081    Small Business Administration,
                   Series 1998-P10, Class 10-A, 6.12%,
                     2/1/08 .......................................   1,018,093
                 United States Treasury Notes,
          620@     5.88%, 11/15/04 ................................     607,891
          500      6.00%, 8/15/04 .................................     492,185
                                                                     ----------
                                                                      2,118,169
                                                                     ----------
                 ZERO COUPON BOND--38.9%
                 Aid to Israel,
       12,407      2/15/05 - 8/15/05 ..............................   8,620,695
                 Government Trust Certificates,
        5,220      Class 2-F, 5/15/05 .............................   3,637,192
       13,760      Class T-1, 5/15/05 .............................   9,461,238
       18,000@   United States Treasury Strip,
                   11/15/05 .......................................  12,277,980
                                                                     ----------
                                                                     33,997,105
                                                                     ----------
                 TAXABLE MUNICIPAL BONDS--6.7%
AAA     1,000    Alameda County California
                   Pension Obligation,
                   Zero Coupon, 12/1/05 ...........................     647,240
AAA     1,000    Alaska Energy Power Authority Revenue,
                   Zero Coupon, 7/1/05 ............................     754,000
AAA     1,400    Kern County California Pension Obligation,
                   Zero Coupon, 2/15/00 - 8/15/05 .................     990,636
                 Long Beach California Pension Obligation,
AAA     1,407      Zero Coupon, 3/1/00 - 9/1/05 ...................     993,869
AAA       500      7.09%, 9/1/09 ..................................     483,070
                 Los Angeles County California
                   Pension Obligation,
AAA     1,372      Zero Coupon, 6/30/00 - 6/30/05 .................     969,679
AAA     1,000      8.62%, 6/30/06 .................................   1,059,110
                                                                     ----------
                                                                      5,897,604
                                                                     ----------
See Notes to Financial Statements.
================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                 CORPORATE BONDS--16.6%
                 FINANCE & BANKING--10.3%
A3    $ 1,000@   American Savings Bank,
                   6.63%, 2/15/06 ** ..............................   $ 941,355
A       1,417    Equitable Life Assurance Society USA,
                   Zero  Coupon,  6/1/00 - 12/1/05  ** ............     966,746
A       1,000    Lehman Brothers Holdings, Inc.,
                   6.75%, 9/24/01 .................................     992,548
BB-       500    Macsaver Financial Services, Inc.,
                   7.88%, 8/1/03 ..................................     295,000
BBB+    1,900    PaineWebber Group, Inc.,
                   7.88%, 2/15/03 .................................   1,911,495
                 Salomon Smith Barney Holdings, Inc.,
Aa3     1,000      6.75%, 1/15/06 .................................     959,500
Aa3     1,425      7.98%, 3/1/00 ..................................   1,428,392
A-      1,485    Transamerica Finance Corp.,
                   6.75%, 6/1/00 ..................................   1,484,881
                                                                     ----------
                                                                      8,979,917
                                                                     ----------
                 INDUSTRIALS--2.8%
AA-     1,000@   TCI  Communications, Inc.,
                   8.25%, 1/15/03 .................................   1,031,470
Baa2    1,985    Union Pacific Corp.,
                   Zero Coupon, 5/1/00 - 5/1/05 ** ................   1,414,924
                                                                     ----------
                                                                      2,446,394
                                                                     ----------
                 UTILITIES--1.1%
A       1,000    Alltel Corp.,
                   7.50%, 3/1/06 ..................................     998,430
                                                                     ----------
                 YANKEE--2.4%
BBB-    1,000    Empresa Electric Guacolda SA,
                   7.95%, 4/30/03 ** ..............................     950,000
BBB+      200    Empresa Electric Pehuenche,
                   7.30%, 5/1/03 ..................................     192,733
A-      1,000    Israel Electric Corp., Ltd.,
                   7.25%, 12/15/06 ** .............................     945,630
                                                                     ----------
                                                                      2,088,363
                                                                    -----------
                 Total corporate bonds ............................  14,513,104
                                                                    -----------
                 STRIPPED MONEY MARKET
                 INSTRUMENTS--8.1%
       10,000    Vanguard Prime Money Market Portfolio
                   Zero Coupon, 12/31/04 ..........................   7,028,000
                                                                    -----------
       NOTIONAL
        AMOUNT
         (000)
      ----------
                 CALL OPTIONS PURCHASED
      $15,000    Interest Rate Swap,
                   5.60% over 3 month LIBOR,
                   expires 8/7/00
                   (cost $206,250) ................................       4,616
                                                                    -----------

                 Total long-term investments
                 (cost $101,599,800) .............................. 103,403,880
                                                                    -----------
       PRINCIPAL
        AMOUNT
         (000)
      ----------
                 SHORT-TERM INVESTMENTS--0.7%
                 DISCOUNT NOTE
        $ 552    Federal Home Loan Bank,
                   1.50%, 1/3/00
                   (amortized cost $551,954) ......................     551,954
                                                                    -----------

                 Total investments--119.2%
                 (cost $102,151,754) .............................. 103,955,834

                 Liabilities in excess of other
                 assets--(19.2)% .................................. (16,709,240)
                                                                    -----------

                 NET ASSETS--100% ................................. $87,246,594
                                                                    ===========
----------------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
*** Illiquid securities representing 0.4% of portfolio assets.
 @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
@@ Security is restricted as to public resale. The security was acquired in 1997 and has a current cost of $314,748.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
        LIBOR--  London InterBank Offer Rate.
        REMIC--  Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $102,151,754)
  (Note 1) ..............................  $103,955,834
Cash ....................................        51,296
Interest receivable .....................       850,140
                                           ------------
                                            104,857,270
                                           ------------

LIABILITIES
Reverse repurchase agreements (Note 4) ..    16,683,875
Due to parent (Note 2) ..................       885,875
Interest payable ........................        40,926
                                           ------------
                                             17,610,676
                                           ------------
NET ASSETS ..............................  $ 87,246,594
                                           ============

Net assets were comprised of:
  Common stock, at par (Note 5) .........      $ 95,107
  Paid-in capital in excess of par ......    82,026,697
                                           ------------
                                             82,121,804
  Undistributed net investment income ...     3,499,769
  Accumulated net realized loss .........      (179,059)
  Net unrealized appreciation ...........     1,804,080
                                           ------------
  Net assets, December 31, 1999 .........  $ 87,246,594
                                           ============
Net asset value per share:
  ($87,246,594 O 9,510,667 shares of
  common stock issued and outstanding) ..        $ 9.17
                                                 ======

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (including net discount accretion
    of $829,808 and net of interest expense
    of $840,250) .........................  $ 5,702,255
                                            -----------
Operating expenses
  Investment advisory ....................      455,825
  Administration .........................       91,165
  Custodian ..............................       66,000
  Legal ..................................       41,000
  Independent accountants ................       36,000
  Directors ..............................       23,000
  Miscellaneous ..........................       26,885
                                            -----------
    Total operating expenses .............      739,875
                                            -----------
Net investment income before excise tax ..    4,962,380
    Excise tax ...........................      146,000
                                            -----------
Net investment income ....................    4,816,380
                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on:
  Investments ............................      (52,279)
  Options written ........................      147,000
  Futures ................................      281,483
  Short sales ............................      211,914
  Interest rate swaps ....................      (50,708)
                                            -----------
                                                537,410
                                            -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments ............................   (7,285,296)
  Options written ........................      385,896
  Futures ................................        7,136
  Short sales ............................      333,514
  Interest rateswaps .....................      (81,656)
                                            -----------
                                             (6,640,406)
                                            -----------
Net loss on investments ..................   (6,102,996)
                                            -----------

NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..............  $(1,286,616)
                                            ===========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------


RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting
  from operations ..........................     $ (1,286,616)
                                                 ------------
Increase in investments ....................         (779,303)
Net realized gain ..........................         (537,410)
Decrease in unrealized appreciation ........        6,640,406
Increase in interest receivable ............         (157,028)
Decrease in deposits with brokers for
  investments sold short ...................        9,203,750
Decrease in unrealized appreciation of
  interest rate swap .......................           81,656
Decrease in due to broker-variation margin .           (6,593)
Decrease in payable for investments
  sold short ...............................       (9,044,960)
Decrease in call options written ...........         (532,896)
Decrease in interest payable ...............         (195,735)
Increase in accrued expenses and
  other liabilities ........................          721,056
                                                 ------------
Total adjustments ..........................        5,392,943
                                                 ------------
Net cash flows provided by
  operating activities .....................      $ 4,106,327
                                                 ============
INCREASE (DECREASE) IN CASH
Net cash flows provided by
  operating activities .......................    $ 4,106,327
                                                 ------------
 Cash flows used for financing activities:
  Decrease in reverse
  repurchase agreements ......................       (506,125)
  Cash dividends and distributions paid ......     (3,600,000)
                                                 ------------
Net cash flows used for financing activities .     (4,106,125)
                                                 ------------
  Net increase in cash .......................            202

  Cash at beginning of year ..................         51,094
                                                 ------------
  Cash at end of year .......................     $    51,296
                                                 ============

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                             FOR THE PERIOD
                                  YEAR      OCTOBER 31, 1998*
                                  ENDED            TO
                               DECEMBER 31,    DECEMBER 31,
                                  1999            1998
                               -----------     -----------

INCREASE  (DECREASE) IN
    NET ASSETS

Operations:

  Net investment income .... $ 4,816,380      $ 531,542

  Net realized gain on
    investments ............     537,410        860,503

Net change in unrealized
 appreciation/depreciation
 on investments ............  (6,640,406)     8,444,486
                             -----------    -----------

Net increase (decrease) in net
 assets resulting from
 operations ................  (1,286,616)     9,836,531
                             -----------     ----------

Dividends and distributions:

Dividends from net
 investment income .........  (2,023,028)         --

Distributions from net
 REALIZED GAINS ............  (1,576,972)         --
                             -----------     ----------

Total dividends and
  distributions ...........   (3,600,000)         --
                             -----------     ----------

Transfer of assets from BAT
 in exchange for
 shares issued                     --        82,296,679
                          .  -----------    -----------

Total increase (decrease) .   (4,886,616)    92,133,210


NET ASSETS

Beginning of period .......   92,133,210          --
                             -----------    -----------
End of period (including
 undistributed net investment
 income of $3,499,769 and
 $531,542, respectively) ..  $87,246,594   $ 92,133,210
                             ===========    ===========

-----------------
  * Commencement of investment operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                         FOR THE PERIOD
                                                                                            YEAR       OCTOBER 31, 1998*
                                                                                            ENDED            THROUGH
                                                                                        DECEMBER 31,      DECEMBER 31,
                                                                                            1999              1998
                                                                                       --------------    --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .................................................    $  9.69            $ 8.65
                                                                                          -------           -------
   Net investment income (net of interest expense of $0.09 and $0.05, respectively) ..       0.51              0.06
   Net realized and unrealized gain (loss) ...........................................      (0.65)             0.98
                                                                                          -------           -------
Net increase (decrease) from investment operations ...................................      (0.14)             1.04
                                                                                          -------           -------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .................................................      (0.21)               --
Distributions from net capital gains .................................................      (0.17)               --
                                                                                          -------           -------
Total dividends and distributions ....................................................      (0.38)               --
                                                                                          -------           -------
Net asset value, end of period .......................................................    $  9.17            $ 9.69
                                                                                          =======           =======
TOTAL INVESTMENT RETURN+..............................................................      (1.44)%           12.02%
                                                                                          =======           =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ...................................................................       0.81%             0.89%++
Operating expenses and interest expense ..............................................       1.73%             1.75%++
Operating expenses, interest expense and excise taxes ................................       1.89%             1.75%++
Net investment income ................................................................       5.28%             3.50%++
SUPPLEMENTAL DATA:
Average net assets (in thousands) ....................................................    $91,165           $90,986
Portfolio turnover ...................................................................         11%                3%
Net assets, end of period (in thousands) .............................................    $87,247           $92,133
Reverse repurchase agreements outstanding,
   end of period (in thousands) ......................................................    $16,684           $17,190
Asset coverage+++ ....................................................................    $ 6,229           $ 6,369

-----------------
   * Commencement of investment operations.
   + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends were assumed for purpose of this calculation, to be reinvested. Total investment return for periods of less than one full year are not annualized.
  ++ Annualized
 +++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING

BAT Subsidiary, Inc. (the "Trust") was incorporated under the laws of the state of Maryland on August 10, 1998, and is a diversified, closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Advantage Term Trust Inc., ("BAT") incorporated under the laws of the state of Maryland and as such, is a wholly-owned subsidiary of BAT. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to BAT. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

   REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

  The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

The Trust did not engage in securities lending during the year ended December 31, 1999.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholder. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $174,875 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Advisor"), is a wholly-owned subsidiary of BlackRock Advisors, Inc. which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

The Trust reimburses BAT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BAT.


NOTE 3. PORTFOLIO SECURITIES

Purchases  and  sales  of  invest-  ment   securities,   other  than  short-term
investments and dollar rolls, for the year ended December 31, 1999 aggregated $23,575,939 and $11,629,164, respectively.

   The Trust may invest up to 85% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1999, the Trust held 13.2% of its portfolio assets in restricted securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at December 31, 1999 was substantially the same as the basis for financial reporting and accordingly, net unrealized appreciation for federal income tax purposes was $1,804,080 (gross unrealized appreciation--$4,574,558; gross unrealized depreciation--$2,770,478).


NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1999 was approximately $15,068,042 at a weighted average interest rate of approximately 5.09%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1999 was $20,163,500 as of January 31, 1999 which was 16.4% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

The Trust did not enter into dollar rolls during the year ended December 31, 1999.


NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BAT owned all of the 9,510,667 shares outstanding at December 31, 1999.

--------------------------------------------------------------------------------
                              BAT SUBSIDIARY, INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholder and Board of Directors of
BAT Subsidiary, Inc.:

We have audited the accompanying statement of assets and liabilities of BAT Subsidiary, Inc. (the "Trust"), a wholly-owned subsidiary of the Blackrock Advantage Term Trust Inc., including the portfolio of investments, as of December 31, 1999, and the related statements of operations and of cash flows for the year then ended and statement of changes in net assets and financial highlights for the period from October 31, 1998 (commencement of operations) to December 31, 1998 and for the year ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BAT Subsidiary, Inc. as of December 31, 1999, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




/s/ DELOITTE & TOUCHE, LLP
---------------------------
Deloitte & Touche, LLP

New York, New York
February 11, 2000

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

   This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.


                              BAT SUBSIDIARY, INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

                      [GRAPHIC] Printed on recycled paper

BAT SUBSIDIARY, INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 1999